EXHIBIT 10-D
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(Carlyle-XIV)


                             AMENDMENT NO. 2 TO
                            AMENDED AND RESTATED
                      AGREEMENT OF GENERAL PARTNERSHIP
                            FOR PROGRESS PARTNERS
                      --------------------------------

      AMENDMENT NO. 2 ("Amendment"), dated as of this 17th day of March, 1999, to the Amended and Restated Agreement of General Partnership dated as of August 20, 1984, as amended pursuant to Amendment No. 1, dated as of February 26, 1986 ("Partnership Agreement") is made by and among PROGRESS PROPERTIES, INC. ("PPI"), J.R.A. REALTY CORPORATION ("JRA"), P-C 900 THIRD ASSOCIATES ("P-C 900," and collectively with PPI and JRA, the "Progress Group"), 900 REALTY, LLC ("900 Realty" and collectively with PPI, JRA and P-C 900, the "Progress Parties"), 900 3RD AVENUE ASSOCIATES ("Associates"), and PROGRESS PARTNERS (the "Partnership").

                            W I T N E S S E T H:
                            -------------------

      WHEREAS, each of the entities constituting the Progress Group and Associates are (or were) partners in the Partnership pursuant to, among other things, that certain Amended and Restated Agreement of General Partnership for Progress Partners dated as of August 20, 1984, as amended pursuant to Amendment No. 1, dated as of February 26, 1986 ("Partnership Agreement");

            WHEREAS, the Federal Deposit Insurance Corporation has filed various claims against, among others, Associates, the Progress Group and Albert Schwartz, individually, arising from Schwartz's acquisition of certain interests in the Progress Group, entitled FDIC V. PROGRESS PROPERTIES, et al., Case No. 91 Civ. 3761 (S.D.N.Y.) and FDIC V. FIRST MARYLAND, et al., Case No. 96 Civ. 3792 (S.D.N.Y.) both of which are presently pending in the United States District Court for the Southern District of New York, and FDIC V. FIRST MARYLAND, et al., presently pending in Circuit Court of Maryland for Baltimore City, Case No. 96141932/CL212356;

      WHEREAS, Associates filed a cross-complaint against, among others, the Progress Group, arising from its prior management of the Property, in the action entitled FDIC V. PROGRESS PROPERTIES, et al., Case No. 91 Civ. 3761 (S.D.N.Y.) presently pending in the United States District Court for the Southern District of New York;

      WHEREAS, in or about January, 1996, the Maryland Deposit Insurance Fund Corporation obtained a judgment against PPI and JRA to foreclose its lien on the partnership interests in the Partnership and P-C 900 held by PPI and JRA (collectively, "PPI/JRA Partnership Interests");

      WHEREAS, 900 Realty has represented that in or about January, 1998, MDIF assigned to 900 Realty, for good and valuable consideration, all of MDIF's right, title and interest in its judgment and the PPI/JRA
Partnership Interests;

      WHEREAS, 900 Realty conducted a foreclosure sale of the PPI/JRA Partnership Interests at which sale 900 Realty was the successful purchaser and now maintains that is the holder of the PPI/JRA Partnership Interests, as evidenced by a certificate of sale, dated as of September 14, 1998, a copy of which has been delivered to Associates;



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      WHEREAS, Associates maintains that it holds a lien on (and the
Progress Parties contest that Associates holds a lien on) the PPI/JRA Partnership Interests as well as the partnership interest of P-C 900 in the Partnership to secure that certain promissory note, dated as of August 20, 1984 in the original principal amount of $20 million, together with interest accrued thereon ("Associates' Note") made by PPI and delivered to Associates, which lien Associates claims (and the Progress Parties contest) is superior to MDIF's lien;

      WHEREAS, PPI, JRA and 900 Realty have asserted various claims against the Partnership and Associates (and Associates and the Partnership have contested such claims), including, without limitation, (i) the mismanagement of the Property by JMB and/or Heitman (ii) claims arising from Associates' negotiations and agreement with MDIF after MDIF obtained its judgment, (iii) claims under the Partnership Agreement by the Progress Group against the Partnership for certain Guaranteed Payments (as defined therein) and other claims asserted by or on behalf of the Partnership against Associates for certain capital contributions allegedly due from Associates to the Partnership and (iv) claims arising from distributions taken by Associates for the repayment of certain funds loaned to the Partnership in connection with the refinancing of the Partnership's debt and other distributions;

      WHEREAS, Associates, the Progress Parties and the Partnership have agreed to settle and compromise some of the various claims between them by means of this Amendment; and

      NOW, THEREFORE, in consideration of the premises aforesaid, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. 900 Realty shall be admitted and substituted as general partner in lieu of PPI and JRA. 900 Realty agrees to be bound by all of the terms and provisions of the Partnership Agreement, as amended by this Amendment, as fully as if 900 Realty were a signatory thereto.

      2. Paragraph D of Section 1.7 of the Partnership Agreement is hereby amended to read in its entirety as follows:

            "D. "PROGRESS GROUP" means, individually and collectively, 900 Realty LLC, a Delaware limited liability company and P-C 900 Third Associates, a New York limited partnership, and their respective successors and assigns."

      3. The Progress Group Relative Shares shall be seventy-five percent (75%) to 900 Realty and twenty-five percent (25%) to P-C 900.
Notwithstanding anything in Section 1.7N or any other provision of the Partnership Agreement to the contrary, the Progress Group Relative Shares cannot be modified without the written consent of Associates.

      4. Notwithstanding any contrary term contained in the Partnership Agreement, that certain Consent Agreement dated as of October 27, 1990 by and among the PPI and JRA, Associates and First Maryland Savings and Loan ("MDIF Agreement"), or any other written or oral agreement or understanding between any of the parties hereto, the provisions of this Agreement shall govern and, with respect to the distribution of or payment of any monies to any of the partners of the Partnership, this Agreement supersedes all provisions in the Partnership Agreement or MDIF Agreement relating to such payments or distributions. Without limitation of the foregoing, Associates shall have no obligation whatsoever hereafter to make contributions pursuant to Sections 2.1.B and 2.2 of the Partnership Agreement and the Progress Group shall have no right whatsoever hereafter to any Guaranteed Payments pursuant to Article III of the Partnership Agreement or otherwise.



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      5.  Section 3.2 of the Partnership is hereby amended to read in its entirety as follows:

      "Net Cash Receipts (if any) for such calendar year or portion of such calendar year shall be distributed seventy percent (70%) to Associates and thirty percent (30%) to the Progress Group."

      6. Paragraph A of Section 3.3 of the Partnership is hereby amended to read in its entirety as follows:

      "A. FIRST LEVEL. There shall be distributed to Associates such Net Sale Proceeds or Net Financing Proceedings until Associates shall have received under this subsection A an aggregate of $36,000,000."

      7.  Paragraph D of Section 3.3 is hereby deleted in its entirety.

      8. Paragraph E of Section 3.3 of the Partnership is renumbered as Paragraph D and is hereby amended to substitute the words "subsections A through C" in lieu of "subsections A through D".

      9. Notwithstanding the provisions of Article IV of the Partnership Agreement, taxable profits and taxable losses, profits and losses, and gain or loss, shall be allocated among the partners by applying the rules of Treas. Reg. Section 1.704-1(b).

      10. For any taxable year in which a partner disposes of his entire interest, in order to avoid an interim closing of the partnership books, such partner's distributive share of items described in Section 702(a) shall be estimated and allocated to such partner by estimating the pro rata part of the items which would have been included if such partner remained a partner until the end of the partnership year. The proration shall be determined in a reasonable manner, as provided in Section 1.706-1(C)(2)(ii), which will allocate income to a partner on a pro rata basis only for the period in which such partner was a partner (which in the case of 900 Realty shall be deemed to end on March 22, 1999). A transferee of such partner's interest shall be allocated his pro rata share of the items described in Section 702(a) determined by the method used by the transferor partner.

      11. This Agreement shall constitute a written amendment to the Partnership Agreement, as required by Section 10.2 thereof.

      12. The Partnership Agreement shall remain in full force and effect except as amended hereby.

      13. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.



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      IN WITNESS HEREOF, the parties have executed this Agreement the day and year first above written.


                              PROGRESS PROPERTIES, INC.

                              By:
                                    ------------------------------
                              Its:
                                    ------------------------------


                              J.R.A. REALTY CORPORATION

                              By:
                                    ------------------------------
                              Its:
                                    ------------------------------


                              P-C 900 THIRD ASSOCIATES

                              By:   900 Realty LLC, General Partner

                              By:
                                    ------------------------------
                              Its:
                                    ------------------------------


                              PROGRESS PARTNERS

                              By:   Progress Properties, Inc., General
                                    Partner

                              By:
                                    ------------------------------
                              Its:
                                    ------------------------------


                              By:   J.R.A. Realty Corporation, General
                                    Partner

                              By:
                                    ------------------------------
                              Its:
                                    ------------------------------



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                              By:   900 3rd Avenue Associates,
                                    General Partner

                                    By:    Carlyle Real Estate Limited
Partnership-XIV, a General
                                           Partner

                                           By:   JMB Realty Corporation, a
                                                 General Partner

                                           By:
                                                 -------------------------
                                           Its:
                                                 -------------------------


                              900 REALTY, LLC

                              By:
                                    ------------------------------
                              Its:
                                    ------------------------------


                        900 3RD AVENUE ASSOCIATES

                              By:   Carlyle Real Estate Limited
                                    Partnership-XIV, a General Partner

                                    By:    JMB Realty Corporation, a
                                           General Partner


                                           By:
                                                 ------------------------
                                           Its:
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